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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 20, 2004
                                                 -------------------------------

                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                   1-12981                14-1682544
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)

                37 North Valley Road,
Building 4, P.O. Box 1764, Paoli, Pennsylvania                     19301
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      (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code   610-647-2121
                                                       ----------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                  AMETEK, Inc.

Item 2.02.    Results of Operations and Financial Condition

On October 20, 2004, AMETEK, Inc. issued a press release announcing its financial results for the three and nine month periods ending September 30, 2004. A copy of such press release is furnished as Exhibit 99(a) to this Current Report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibit

99(a) Copy of press release issued by AMETEK, Inc. on October 20, 2004
      (furnished but not filed pursuant to Item 2.02).

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                                  AMETEK, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMETEK, Inc.
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                                        (Registrant)




                       By  /s/ Robert R. Mandos, Jr.
                           ----------------------------------------------
                              Robert R. Mandos, Jr.
                              Senior Vice President & Comptroller
                              (Principal Accounting Officer)


October 20, 2004

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                                  AMETEK, Inc.

                                  EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------
     99(a)        Copy of press release issued by AMETEK, Inc. on
                  October 20, 2004.

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